UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2004

Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-104283-06 (Commission File Number)	13-3291626 (IRS Employer Identification No.)
1585 Broadway, 2nd Floor, New York, New York (Address of principal executive offices)	10036 (Zip Code)

Registrant's telephone number, including area code 212-761-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-HQ3, which was made on December 13, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 5.4 of the Pooling and Servicing Agreement for the distribution on December 13, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF MORGAN STANLEY CAPITAL I INC., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: December 16, 2004
Morgan Stanley Capital I Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-HQ3
ABN AMRO Acct: 721705.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
15-Nov-04
13-Jan-05
30-Nov-04
Administrator:
Michael Dombai 312.904.8847
michael.dombai@abnamro.com
Analyst:
Anty Huang 714.259.6269
anty.huang@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Delinquent Loan Detail
Historical Collateral Prepayment
Loan Level Detail
Mortgage Loan Characteristics
Page 2-5

Page 13-17
Page 18-20
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail
Realized Loss Detail
Appraisal Reduction Detail
Disclosure Statement

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
MSC04HQ3
MSC04HQ3_200412_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
2-Mar-04
13-Apr-04
13-Jan-14
Parties to The Transaction
Depositor: Morgan Stanley Capital I Inc.
Underwriter: Morgan Stanley & Co. Incorporated
Master Servicer: Wells Fargo Bank, National Association
Special Servicer: GMAC Commercial Mortgage Corporation
Rating Agency: Standard & Poor's/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.ctslink.com
www.etrustee.net

08-Dec-2004 - 16:00 (Q022-Q058) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.676144%
13-Dec-04
13-Dec-04
15-Nov-04
13-Jan-05
30-Nov-04
Morgan Stanley Capital I Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-HQ3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
93
REMIC III
Statement Date:
ABN AMRO Acct: 721705.1
949.498081504
7.231583963
0.000000000
942.266497541
2.452870016
Fixed
0.00
0.00
0.000000000
3.10000000%
0.000000000
61745MWY5
A-1
113,860,000.00
108,109,851.56
823,388.15
0.00
107,286,463.41
279,283.78
1000.000000000
0.000000000
0.000000000
1000.000000000
3.375000000
Fixed
0.00
0.00
0.000000000
4.05000000%
0.000000000
61745MWZ2
A-2
319,750,000.00
319,750,000.00
0.00
0.00
319,750,000.00
1,079,156.25
1000.000000000
0.000000000
0.000000000
1000.000000000
3.741666678
Fixed
0.00
0.00
0.000000000
4.49000000%
0.000000000
61745MXA6
A-3
145,475,000.00
145,475,000.00
0.00
0.00
145,475,000.00
544,318.96
1000.000000000
0.000000000
0.000000000
1000.000000000
4.000000000
Fixed
0.00
0.00
0.000000000
4.80000000%
0.000000000
61745MXB4
A-4
547,150,000.00
547,150,000.00
0.00
0.00
547,150,000.00
2,188,600.00
995.660207752
0.000000000
0.000000000
995.038774488
0.080404742
0.096254367%
0.00
0.00
0.000000000
0.09690624%
0.000000000
N
61745MXJ7/U6176PKT2
X-1
1,324,982,421.00
1,319,232,272.56
0.00
0.00
1,318,408,884.41
106,534.87
1000.000000000
0.000000000
0.000000000
1000.000000000
0.932435769
1.117974679%
0.00
0.00
0.000000000
1.11892292%
0.000000000
N
61745MXK4/U6176PKU9
X-2
1,258,818,000.00
1,258,818,000.00
0.00
0.00
1,258,818,000.00
1,173,766.93
1000.000000000
0.000000000
0.000000000
1000.000000000
4.025000000
Fixed
0.00
0.00
0.000000000
4.83000000%
0.000000000
61745MXC2
B
16,562,000.00
16,562,000.00
0.00
0.00
16,562,000.00
66,662.05
1000.000000000
0.000000000
0.000000000
1000.000000000
4.066666465
Fixed
0.00
0.00
0.000000000
4.88000000%
0.000000000
61745MXD0
C
16,562,000.00
16,562,000.00
0.00
0.00
16,562,000.00
67,352.13
1000.000000000
0.000000000
0.000000000
1000.000000000
4.083333585
Fixed
0.00
0.00
0.000000000
4.90000000%
0.000000000
61745MXE8
D
13,250,000.00
13,250,000.00
0.00
0.00
13,250,000.00
54,104.17
1000.000000000
0.000000000
0.000000000
1000.000000000
4.100000000
Fixed
0.00
0.00
0.000000000
4.92000000%
0.000000000
61745MXF5
E
19,875,000.00
19,875,000.00
0.00
0.00
19,875,000.00
81,487.50
1000.000000000
0.000000000
0.000000000
1000.000000000
4.133333585
Fixed
0.00
0.00
0.000000000
4.96000000%
0.000000000
61745MXG3
F
13,250,000.00
13,250,000.00
0.00
0.00
13,250,000.00
54,766.67
1000.000000000
0.000000000
0.000000000
1000.000000000
4.000697380
4.800804217%
0.00
0.00
0.000000000
4.80083684%
0.000000000
61745MXH1
G
16,562,000.00
16,562,000.00
0.00
0.00
16,562,000.00
66,259.55
1000.000000000
0.000000000
0.000000000
1000.000000000
4.092363845
4.910804217%
0.00
0.00
0.000000000
4.91083684%
0.000000000
61745MXL2
H
16,562,000.00
16,562,000.00
0.00
0.00
16,562,000.00
67,777.73
1000.000000000
0.000000000
0.000000000
1000.000000000
4.175697775
5.010804217%
0.00
0.00
0.000000000
5.01083684%
0.000000000
61745MXM0/U6176PKV7
J
11,594,000.00
11,594,000.00
0.00
0.00
11,594,000.00
48,413.04
1000.000000000
0.000000000
0.000000000
1000.000000000
4.550697374
5.460804217%
0.00
0.00
0.000000000
5.46083684%
0.000000000
61745MXN8/U6176PKW5
K
23,187,000.00
23,187,000.00
0.00
0.00
23,187,000.00
105,517.02
1000.000000000
0.000000000
0.000000000
1000.000000000
4.232499623
5.079000000%
0.00
0.00
0.000000000
5.07900000%
0.000000000
61745MXP3/U6176PKX3
L
6,625,000.00
6,625,000.00
0.00
0.00
6,625,000.00
28,040.31
08-Dec-2004 - 16:00 (Q022-Q058) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.676144%
13-Dec-04
13-Dec-04
15-Nov-04
13-Jan-05
30-Nov-04
Morgan Stanley Capital I Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-HQ3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
93
REMIC III
Statement Date:
ABN AMRO Acct: 721705.1
1000.000000000
0.000000000
0.000000000
1000.000000000
4.232499623
5.079000000%
0.00
0.00
0.000000000
5.07900000%
0.000000000
61745MXQ1/U6176PKY1
M
6,625,000.00
6,625,000.00
0.00
0.00
6,625,000.00
28,040.31
1000.000000000
0.000000000
0.000000000
1000.000000000
4.232499623
5.079000000%
0.00
0.00
0.000000000
5.07900000%
0.000000000
61745MXR9/U6176PKZ8
N
6,625,000.00
6,625,000.00
0.00
0.00
6,625,000.00
28,040.31
1000.000000000
0.000000000
0.000000000
1000.000000000
4.232500000
5.079000000%
0.00
0.00
0.000000000
5.07900000%
0.000000000
61745MXS7/U6176PLA2
O
4,968,000.00
4,968,000.00
0.00
0.00
4,968,000.00
21,027.06
1000.000000000
0.000000000
0.000000000
1000.000000000
4.232499245
5.079000000%
0.00
0.00
0.000000000
5.07900000%
0.000000000
61745MXT5/U6176PLB0
P
3,313,000.00
3,313,000.00
0.00
0.00
3,313,000.00
14,022.27
1000.000000000
0.000000000
0.000000000
1000.000000000
4.232500223
5.079000000%
0.00
0.00
0.000000000
5.07900000%
0.000000000
61745MXU2/U6176PLC8
Q
3,312,685.00
3,312,685.00
0.00
0.00
3,312,685.00
14,020.94
1000.000000000
0.000000000
0.000000000
1000.000000000
4.232499994
5.079000000%
0.00
0.00
0.000000000
5.07900000%
0.000000000
61745MXV0/U6176PLD6
S
19,874,736.00
19,874,736.00
0.00
0.00
19,874,736.00
84,119.82
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSQ0552
R-III
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
1,324,982,421.00
1,319,232,272.56
7,024,699.82
Total
1,318,408,884.41
823,388.15
0.00
6,201,311.67
08-Dec-2004 - 16:00 (Q022-Q058) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.676144%
13-Dec-04
13-Dec-04
15-Nov-04
13-Jan-05
30-Nov-04
Morgan Stanley Capital I Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-HQ3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
93
Grantor Trust
Statement Date:
ABN AMRO Acct: 721705.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
S
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
08-Dec-2004 - 16:00 (Q022-Q058) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.676144%
13-Dec-04
13-Dec-04
15-Nov-04
13-Jan-05
30-Nov-04
Morgan Stanley Capital I Inc.
Commercial Mortgage Pass-Through Certificates
Series 2004-HQ3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
93
International Plaza Loan REMIC
Statement Date:
ABN AMRO Acct: 721705.1
988.559341762
1.525329412
0.000000000
987.034012350
3.437879972
Fixed
0.00
0.00
0.000000000
4.17320000%
0.000000000
LR-IP
37,366,295.81
36,938,800.79
56,995.91
0.00
36,881,804.88
128,460.84
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSQ058
R-IP
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
37,366,295.81
36,938,800.79
185,456.75
Total
36,881,804.88
56,995.91
0.00
128,460.84
08-Dec-2004 - 16:00 (Q022-Q058) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
15-Nov-04
13-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-HQ3
ABN AMRO Acct: 721705.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
4,589,178.35
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
6,231,688.46
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
6,203,290.52
)
(1,978.85
0.00
0.00
0.00
)
(1,978.85
756,498.38
66,889.77
823,388.15
0.00
0.00
0.00
0.00
0.00
0.00
823,388.15
7,026,678.67
7,024,699.82
1,319,232,272.66
93
823,388.15
0.00
0
0.00
0.00
0
0.00
0
1,318,408,884.51
93
52,491.18
627,226.44
66,889.77
1,642,510.11
66,889.77
1,642,510.11
28,397.94
0.00
0.00
8,438.94
36,836.88
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(28,397.94
6,201,311.67
Interest Not Advanced (
Current Period
)
0.00
1,642,510.11
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(627,226.44
)
(52,491.18
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

08-Dec-2004 - 16:00 (Q022-Q058) (c) 2004 LaSalle Bank N.A.

Morgan Stanley Capital I Inc.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
15-Nov-04
13-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-HQ3
ABN AMRO Acct: 721705.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
A-1
30
279,283.78
279,283.78
279,283.78
0.00
15.00%
15.07%
30/360
3.100000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
1,079,156.25
1,079,156.25
1,079,156.25
0.00
15.00%
15.07%
30/360
4.050000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
544,318.96
544,318.96
544,318.96
0.00
15.00%
15.07%
30/360
4.490000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
2,188,600.00
2,188,600.00
2,188,600.00
0.00
15.00%
15.07%
30/360
4.800000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-1
30
106,534.87
106,534.87
106,534.87
0.00
NA
NA
30/360
0.096906241%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-2
30
1,173,766.93
1,173,766.93
1,173,766.93
0.00
NA
NA
30/360
1.118922919%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
66,662.05
66,662.05
66,662.05
0.00
13.75%
13.82%
30/360
4.830000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
67,352.13
67,352.13
67,352.13
0.00
12.50%
12.56%
30/360
4.880000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
54,104.17
54,104.17
54,104.17
0.00
11.50%
11.56%
30/360
4.900000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
81,487.50
81,487.50
81,487.50
0.00
10.00%
10.05%
30/360
4.920000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
54,766.67
54,766.67
54,766.67
0.00
9.00%
9.04%
30/360
4.960000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
66,259.55
66,259.55
66,259.55
0.00
7.75%
7.79%
30/360
4.800836839%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
67,777.73
67,777.73
67,777.73
0.00
6.50%
6.53%
30/360
4.910836839%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
48,413.04
48,413.04
48,413.04
0.00
5.63%
5.65%
30/360
5.010836839%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
105,517.02
105,517.02
105,517.02
0.00
3.88%
3.89%
30/360
5.460836839%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
28,040.31
28,040.31
28,040.31
0.00
3.38%
3.39%
30/360
5.079000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
28,040.31
28,040.31
28,040.31
0.00
2.88%
2.89%
30/360
5.079000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
28,040.31
28,040.31
28,040.31
0.00
2.38%
2.39%
30/360
5.079000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
21,027.06
21,027.06
21,027.06
0.00
2.00%
2.01%
30/360
5.079000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
14,022.27
14,022.27
14,022.27
0.00
1.75%
1.76%
30/360
5.079000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Q
30
14,020.94
14,020.94
14,020.94
0.00
1.50%
1.51%
30/360
5.079000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
S
30
84,119.82
84,119.82
84,119.82
0.00
0.00%
0.00%
30/360
5.079000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
S
30
0.00
0.00
0.00
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
6,201,311.67
6,201,311.67
6,201,311.67
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
08-Dec-2004 - 16:00 (Q022-Q058) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
15-Nov-04
13-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-HQ3
ABN AMRO Acct: 721705.1
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
0.00
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

08-Dec-2004 - 16:00 (Q022-Q058) (c) 2004 LaSalle Bank N.A.

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
15-Nov-04
13-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-HQ3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 721705.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
13-Dec-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
13-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
13-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
13-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
13-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
14-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
13-May-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
13-Apr-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

08-Dec-2004 - 16:00 (Q022-Q058) (c) 2004 LaSalle Bank N.A.

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
15-Nov-04
13-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 721705.1
Series 2004-HQ3
13-Dec-04
93
104.49%
1,318,408,885
99.50%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
93
254
5.68%
5.64%
0
0
0
0
15-Nov-04
93
104.49%
1,319,232,273
99.57%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
94
255
5.87%
5.83%
0
0
0
0
13-Oct-04
93
104.49%
1,319,931,301
99.62%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
95
256
5.68%
5.64%
0
0
0
0
13-Sep-04
93
104.49%
1,320,721,572
99.68%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
96
257
5.87%
5.83%
0
0
0
0
13-Aug-04
93
104.49%
1,321,406,709
99.73%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
97
257
5.87%
5.83%
0
0
0
0
13-Jul-04
93
104.49%
1,322,088,411
99.78%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
98
258
5.68%
5.64%
0
0
0
0
14-Jun-04
93
104.49%
1,322,868,208
99.84%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
99
259
5.87%
5.83%
0
0
0
0
13-May-04
93
104.49%
1,323,542,577
99.89%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
100
259
5.68%
5.64%
0
0
0
0
13-Apr-04
93
104.49%
1,324,315,313
99.95%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
101
260
5.87%
5.83%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

08-Dec-2004 - 16:00 (Q022-Q058) (c) 2004 LaSalle Bank N.A.

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
15-Nov-04
13-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-HQ3
ABN AMRO Acct: 721705.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
8-Nov-04
478,205.75
478,205.75
0.00
B
2
8-Nov-04
196,750.00
196,750.00
0.00
B
3
8-Nov-04
182,442.24
182,442.24
0.00
B
7
8-Nov-04
185,512.15
185,512.15
0.00
B
9
8-Nov-04
148,388.33
148,388.33
0.00
B
10
8-Nov-04
163,958.33
163,958.33
0.00
B
3A
8-Nov-04
163,958.33
163,958.33
0.00
B
3B
8-Nov-04
131,166.67
131,166.67
0.00
B
3C
1-Nov-04
31,974.35
31,974.35
0.00
B
60
8-Nov-04
27,043.73
27,043.73
0.00
B
63
1,709,399.88
1,709,399.88
Total
08-Dec-2004 - 16:00 (Q022-Q058) (c) 2004 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
15-Nov-04
13-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-HQ3
ABN AMRO Acct: 721705.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
08-Dec-2004 - 16:00 (Q022-Q058) (c) 2004 LaSalle Bank N.A.

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
15-Nov-04
13-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-HQ3
ABN AMRO Acct: 721705.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MD
4.60600%
9-Jun-10
MSC4HQ3A
Retail
0.00
187,000,000
717,768
1
ZZ
5.24679%
8-Jan-14
MSC4HQ3A
Office
0.00
110,000,000
480,956
B
2
WA
7.90000%
8-Sep-13
MSC4HQ3A
Multifamily
0.00
30,000,000
197,500
B
3
TX
5.67000%
8-Jan-14
MSC4HQ3A
Retail
0.00
48,829,953
285,664
4
CA
4.68000%
1-Jul-10
MSC4HQ3A
Office
0.00
59,750,000
233,025
5
CA
6.60000%
7-Feb-14
MSC4HQ3A
Lodging
0.00
52,662,871
339,421
6
ZZ
4.93000%
8-Jan-09
MSC4HQ3A
Office
0.00
44,679,732
183,559
B
7
31-Dec-03
VA
5.64000%
5-Aug-12
MSC4HQ3A
Multifamily
2.64
40,000,000
188,000
8
31-Dec-03
FL
4.20500%
8-Jan-08
MSC4HQ3B
Retail
2.68
36,881,805
186,436
B
9
ZZ
4.93000%
8-Jan-09
MSC4HQ3A
Office
0.00
36,340,000
149,297
B
10
GA
6.40000%
1-Feb-14
MSC4HQ3A
Retail
0.00
28,617,893
194,002
11
VT
6.40000%
1-Feb-14
MSC4HQ3A
Retail
0.00
28,223,164
191,326
12
31-Dec-03
MI
6.43000%
1-Jan-14
MSC4HQ3A
Other
1.90
26,612,656
181,127
13
CA
5.61000%
1-Feb-14
MSC4HQ3A
Office
0.00
24,247,152
140,804
14
VA
5.76000%
1-Jan-14
MSC4HQ3A
Industrial
0.00
21,750,000
104,400
15
ZZ
6.10000%
5-Jan-14
MSC4HQ3A
Office
0.00
19,796,859
121,199
16
ZZ
5.75000%
1-Nov-13
MSC4HQ3A
Office
0.00
17,832,000
85,445
17
PA
6.09000%
1-Oct-13
MSC4HQ3A
Other
0.00
17,273,521
105,936
18
PA
5.96000%
1-Dec-13
MSC4HQ3A
Self storage
0.00
3,106,469
19,434
19
PA
5.96000%
1-Dec-13
MSC4HQ3A
Self storage
0.00
2,751,444
17,213
20
PA
5.96000%
1-Dec-13
MSC4HQ3A
Self storage
0.00
2,534,485
15,856
21
PA
5.96000%
1-Dec-13
MSC4HQ3A
Self storage
0.00
2,455,590
15,362
22
PA
5.96000%
1-Dec-13
MSC4HQ3A
Self storage
0.00
2,110,427
13,203
23
08-Dec-2004 - 16:00 (Q022-Q058) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
15-Nov-04
13-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-HQ3
ABN AMRO Acct: 721705.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
PA
5.96000%
1-Dec-13
MSC4HQ3A
Self storage
0.00
2,051,256
12,833
24
KY
5.96000%
1-Dec-13
MSC4HQ3A
Self storage
0.00
2,001,947
12,524
25
PA
5.70000%
1-Feb-14
MSC4HQ3A
Mixed use
0.00
16,058,788
102,052
26
ZZ
5.75000%
1-Nov-13
MSC4HQ3A
Office
0.00
16,072,000
77,012
27
CA
5.90000%
1-Jan-14
MSC4HQ3A
Retail
0.00
14,939,845
89,564
28
31-Dec-03
CA
5.96000%
1-Sep-13
MSC4HQ3A
Retail
0.38
13,995,638
84,771
29
CA
5.89000%
1-Feb-14
MSC4HQ3A
Retail
0.00
14,000,000
68,717
30
CA
5.95000%
1-Dec-13
MSC4HQ3A
Office
0.00
12,258,885
73,946
31
MO
5.98000%
1-Jan-14
MSC4HQ3A
Retail
0.00
11,518,868
75,240
32
MI
5.89000%
9-Dec-13
MSC4HQ3A
Retail
0.00
11,070,863
66,360
33
31-Dec-03
FL
5.35000%
1-Nov-08
MSC4HQ3A
Mobile home park
0.86
10,268,264
58,161
34
31-Dec-03
FL
6.32700%
1-Nov-15
MSC4HQ3A
Mobile home park
1.45
9,817,893
51,765
35
NC
5.68000%
1-Dec-13
MSC4HQ3A
Retail
0.00
9,484,181
55,597
36
TN
6.13000%
1-Nov-13
MSC4HQ3A
Self storage
0.00
8,613,553
59,544
37
TX
6.13000%
1-Nov-13
MSC4HQ3A
Self storage
0.00
587,287
4,060
38
NJ
6.26000%
1-Dec-13
MSC4HQ3A
Industrial
0.00
8,904,364
55,473
39
WA
7.90000%
8-Sep-13
MSC4HQ3A
Multifamily
0.00
25,000,000
164,583
B
3A
WA
7.90000%
8-Sep-13
MSC4HQ3A
Multifamily
0.00
25,000,000
164,583
B
3B
WA
7.90000%
8-Sep-13
MSC4HQ3A
Multifamily
0.00
20,000,000
131,667
B
3C
31-Dec-03
NV
5.71500%
1-Nov-10
MSC4HQ3A
Mobile home park
1.50
8,870,667
51,624
40
GA
6.60000%
1-Feb-14
MSC4HQ3A
Retail
0.00
8,598,874
74,837
41
CA
5.48000%
1-Jun-13
MSC4HQ3A
Office
0.00
8,459,834
48,864
42
31-Dec-03
AZ
5.71500%
1-Nov-10
MSC4HQ3A
Mobile home park
1.67
8,471,087
49,299
43
08-Dec-2004 - 16:00 (Q022-Q058) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
15-Nov-04
13-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-HQ3
ABN AMRO Acct: 721705.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
IA
5.25000%
1-Oct-13
MSC4HQ3A
Mixed use
0.00
8,310,799
50,936
44
NC
6.11000%
1-Nov-13
MSC4HQ3A
Retail
0.00
7,561,563
50,130
45
IL
6.02000%
1-Jan-14
MSC4HQ3A
Mixed use
0.00
7,286,202
47,769
46
VA
5.58000%
1-Oct-13
MSC4HQ3A
Retail
0.00
7,095,982
41,243
47
31-Dec-03
CA
5.92000%
1-Nov-13
MSC4HQ3A
Retail
1.63
6,985,917
42,134
48
31-Dec-03
WA
5.90000%
1-Dec-13
MSC4HQ3A
Industrial
0.14
7,000,000
34,417
49
TX
5.67000%
8-Jan-14
MSC4HQ3A
Retail
0.00
19,401,451
113,502
4A
ZZ
5.94000%
1-Jan-14
MSC4HQ3A
Retail
0.00
6,167,311
42,763
50
FL
5.98000%
1-Dec-13
MSC4HQ3A
Office
0.00
6,129,904
37,092
51
CA
6.08000%
1-Dec-13
MSC4HQ3A
Self storage
0.00
5,933,640
36,282
52
31-Dec-03
AZ
4.91000%
1-Aug-13
MSC4HQ3A
Retail
1.62
5,885,751
31,880
53
MD
6.00000%
1-Feb-14
MSC4HQ3A
Retail
0.00
5,718,294
37,369
54
CA
5.45000%
8-Feb-14
MSC4HQ3A
Retail
0.00
5,441,333
31,056
55
PA
5.23000%
9-Sep-13
MSC4HQ3A
Retail
0.00
5,104,183
31,279
56
31-Dec-03
AZ
5.35000%
1-Nov-08
MSC4HQ3A
Mobile home park
1.45
5,047,676
28,591
57
TX
5.84000%
1-Oct-13
MSC4HQ3A
Retail
0.00
5,050,029
30,172
58
CA
5.85000%
1-Apr-13
MSC4HQ3A
Retail
0.00
4,962,867
29,869
59
AZ
6.65000%
1-Dec-13
MSC4HQ3A
Industrial
0.00
4,951,380
32,098
B
60
31-Dec-03
CO
6.32700%
1-Nov-15
MSC4HQ3A
Mobile home park
1.38
4,880,000
25,730
61
CA
5.44000%
1-May-13
MSC4HQ3A
Office
0.00
4,700,000
21,307
62
CA
5.66000%
1-Nov-13
MSC4HQ3A
Retail
0.00
4,637,767
27,160
B
63
CT
6.51000%
1-Nov-13
MSC4HQ3A
Retail
0.00
4,326,850
27,682
64
31-Dec-03
FL
5.35000%
1-Nov-08
MSC4HQ3A
Mobile home park
1.16
4,235,906
23,993
65
08-Dec-2004 - 16:00 (Q022-Q058) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
15-Nov-04
13-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-HQ3
ABN AMRO Acct: 721705.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MD
5.80000%
1-Jul-13
MSC4HQ3A
Mixed use
0.00
3,441,284
20,536
66
IL
5.95000%
1-Aug-13
MSC4HQ3A
Industrial
0.00
3,367,578
20,395
67
FL
6.31000%
1-Mar-14
MSC4HQ3A
Retail
0.00
3,261,224
21,892
68
GA
6.14000%
1-Dec-13
MSC4HQ3A
Retail
0.00
3,162,321
20,990
69
TX
5.45000%
1-Jan-11
MSC4HQ3A
Retail
0.00
2,949,318
18,333
70
AZ
6.02000%
1-Nov-13
MSC4HQ3A
Retail
0.00
2,963,216
18,025
71
TX
5.89000%
1-Oct-13
MSC4HQ3A
Retail
0.00
2,959,442
17,775
72
31-Dec-03
CA
5.10000%
1-Sep-13
MSC4HQ3A
Office
0.55
2,948,350
16,288
73
TN
6.18000%
1-Oct-13
MSC4HQ3A
Retail
0.00
2,843,461
17,602
74
PA
5.06000%
1-Sep-13
MSC4HQ3A
Retail
0.00
2,751,403
15,134
75
PA
6.22000%
9-Dec-13
MSC4HQ3A
Retail
0.00
2,656,359
17,761
76
PA
6.00000%
1-Jan-14
MSC4HQ3A
Retail
0.00
2,559,883
16,752
77
VA
6.20000%
1-Dec-13
MSC4HQ3A
Retail
0.00
2,522,538
15,618
78
MD
5.55000%
1-Jul-13
MSC4HQ3A
Retail
0.00
2,435,389
15,427
79
GA
6.19000%
1-Nov-13
MSC4HQ3A
Retail
0.00
2,287,647
14,164
80
VA
6.02000%
1-Feb-14
MSC4HQ3A
Retail
0.00
2,278,224
13,819
81
31-Dec-03
AZ
6.17000%
1-Feb-14
MSC4HQ3A
Retail
1.84
2,251,655
16,704
82
31-Dec-03
OH
6.15000%
1-Dec-13
MSC4HQ3A
Retail
1.24
2,262,377
15,031
83
NY
5.70000%
1-Feb-14
MSC4HQ3A
Mixed use
0.00
2,068,924
13,148
84
CA
6.03000%
1-Nov-13
MSC4HQ3A
Mixed use
0.00
2,074,307
12,631
85
GA
5.88000%
1-Aug-13
MSC4HQ3A
Retail
0.00
2,067,320
12,429
86
TX
6.15000%
1-Jul-13
MSC4HQ3A
Self storage
0.00
2,016,707
13,495
87
OR
6.11000%
1-Dec-13
MSC4HQ3A
Retail
0.00
2,022,532
12,406
88
08-Dec-2004 - 16:00 (Q022-Q058) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
15-Nov-04
13-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-HQ3
ABN AMRO Acct: 721705.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MD
5.99000%
1-Jan-14
MSC4HQ3A
Industrial
0.00
1,942,506
12,700
89
1,318,408,885
7,063,516
0
08-Dec-2004 - 16:00 (Q022-Q058) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Morgan Stanley Capital I Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 721705.1
Series 2004-HQ3
Commercial Mortgage Pass-Through Certificates
30-Nov-04
13-Jan-05
15-Nov-04
13-Dec-04
13-Dec-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
08-Dec-2004 - 16:00 (Q022-Q058) (c) 2004 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
1
587,287
0.04
107
6.13
0.00
%
0 to
1,000,000
%
1
1,942,506
0.15
109
5.99
0.00
%
1,000,000 to
2,000,000
%
25
60,824,201
4.61
105
5.90
0.14
%
2,000,000 to
3,000,000
%
5
16,338,875
1.24
107
6.03
0.00
%
3,000,000 to
4,000,000
%
7
32,694,770
2.48
101
5.98
0.36
%
4,000,000 to
5,000,000
%
7
38,180,907
2.90
99
5.56
0.44
%
5,000,000 to
6,000,000
%
4
26,283,132
1.99
108
5.93
0.47
%
6,000,000 to
7,000,000
%
3
21,943,747
1.66
107
5.91
0.00
%
7,000,000 to
8,000,000
%
7
60,229,177
4.57
96
5.88
0.46
%
8,000,000 to
9,000,000
%
2
19,302,074
1.46
120
6.01
0.74
%
9,000,000 to 10,000,000
%
14
214,486,982
16.27
105
6.04
0.07
%
10,000,000 to 20,000,000
%
8
209,450,865
15.89
108
6.82
0.24
%
20,000,000 to 30,000,000
%
3
113,221,805
8.59
60
4.94
1.81
%
30,000,000 to 40,000,000
%
2
93,509,685
7.09
80
5.32
0.00
%
40,000,000 to 50,000,000
%
2
112,412,871
8.53
87
5.58
0.00
%
50,000,000 to 60,000,000
%
0
0
0.00
0
0.00
0.00
%
60,000,000 to 70,000,000
%
0
0
0.00
0
0.00
0.00
%
70,000,000 to 80,000,000
%
0
0
0.00
0
0.00
0.00
%
80,000,000 to 90,000,000
%
0
0
0.00
0
0.00
0.00
%
90,000,000 to 100,000,000
%
2
297,000,000
22.53
82
4.84
0.00
%
100,000,000 &
Above
%
187,000,000
587,287
1,318,408,885
93
100.00%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
14,176,440
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
1
36,881,805
2.80
37
4.21
2.68
%
4.000%
%
to
4.250%
0
0
0.00
0
0.00
0.00
%
4.251%
%
to
4.500%
2
246,750,000
18.72
66
4.62
0.00
%
4.501%
%
to
4.750%
3
86,905,483
6.59
53
4.93
0.11
%
4.751%
%
to
5.000%
5
129,114,735
9.79
108
5.24
0.01
%
5.001%
%
to
5.250%
7
41,102,332
3.12
75
5.41
0.51
%
5.251%
%
to
5.500%
14
225,505,341
17.10
103
5.67
0.59
%
5.501%
%
to
5.750%
27
174,898,052
13.27
108
5.91
0.10
%
5.751%
%
to
6.000%
19
96,393,968
7.31
108
6.10
0.07
%
6.001%
%
to
6.250%
7
110,317,194
8.37
112
6.38
0.65
%
6.251%
%
to
6.500%
4
70,539,975
5.35
110
6.60
0.00
%
6.501%
%
to
6.750%
0
0
0.00
0
0.00
0.00
%
6.751%
%
to
7.000%
0
0
0.00
0
0.00
0.00
%
7.001%
%
to
7.250%
0
0
0.00
0
0.00
0.00
%
7.251%
%
to
7.500%
4
100,000,000
7.58
105
7.90
0.00
%
7.501%
%
&
Above
93
1,318,408,885
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00%
4.205%
7.900%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
to
0
60
0
0
0.00
0
0.00
0.00
%
%
to
61
120
0
0
0.00
0
0.00
0.00
%
%
to
121
180
0
0
0.00
0
0.00
0.00
%
%
to
181
240
0
0
0.00
0
0.00
0.00
%
%
&
241
Above
0
0
0.00%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0
to
12
0
0
0.00
0
0.00
0.00
%
%
13
to
24
0
0
0.00
0
0.00
0.00
%
%
25
to
36
6
137,453,384
10.43
45
4.80
0.87
%
%
37
to
60
85
1,166,257,608
88.46
98
5.77
0.19
%
%
61
to
120
2
14,697,893
1.11
131
6.33
1.43
%
%
121
to
180
0
0
0.00
0
0.00
0.00
%
%
181
to
240
0
0
0.00
0
0.00
0.00
%
%
241
& Above
131
37
93
1,318,408,885
Minimum Remaining Term
Maximum Remaining Term
%
100.00

Morgan Stanley Capital I Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 721705.1
Series 2004-HQ3
Commercial Mortgage Pass-Through Certificates
30-Nov-04
13-Jan-05
15-Nov-04
13-Dec-04
13-Dec-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
08-Dec-2004 - 16:00 (Q022-Q058) (c) 2004 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
1
7,000,000
0.53
108
5.90
0.14
%
%
0.001 0.249
1
13,995,638
1.06
105
5.96
0.38
%
%
0.250 0.499
1
2,948,350
0.22
105
5.10
0.55
%
%
0.500 0.749
1
10,268,264
0.78
47
5.35
0.86
%
%
0.750 0.999
2
6,498,284
0.49
68
5.63
1.19
%
%
1.000 1.249
3
19,745,569
1.50
110
6.08
1.43
%
%
1.250 1.499
4
30,213,422
2.29
86
5.61
1.60
%
%
1.500 1.749
2
28,864,311
2.19
109
6.41
1.90
%
%
1.750 1.999
0
0
0.00
0
0.00
0.00
%
%
2.000 2.249
0
0
0.00
0
0.00
0.00
%
%
2.250 2.499
2
76,881,805
5.83
66
4.95
2.66
%
%
2.500 2.749
0
0
0.00
0
0.00
0.00
%
%
2.750 2.999
0
0
0.00
0
0.00
0.00
%
%
3.000 3.249
0
0
0.00
0
0.00
0.00
%
%
3.250 & Above
76
1,121,993,241
85.10
94
5.70
0.00
%
%
Unknown
2.680
0.140
93
1,318,408,885
100.00%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
0
0
0.00
0
0.00
0.00
%
%
0.001 0.750
0
0
0.00
0
0.00
0.00
%
%
0.751 0.875
0
0
0.00
0
0.00
0.00
%
%
0.876 1.000
0
0
0.00
0
0.00
0.00
%
%
1.001 1.125
4
100,000,000
7.58
105
7.90
0.00
%
%
1.126 1.250
6
112,981,270
8.57
101
5.82
0.12
%
%
1.251 1.375
28
187,234,746
14.20
108
6.02
0.20
%
%
1.376 1.500
16
123,110,163
9.34
106
5.94
0.11
%
%
1.501 1.625
22
180,556,483
13.70
105
5.86
0.43
%
%
1.626 1.750
7
75,622,939
5.74
109
6.30
0.18
%
%
1.751 1.875
1
17,273,521
1.31
106
6.09
0.00
%
%
1.876 2.000
3
98,368,224
7.46
61
4.80
0.00
%
%
2.001 2.125
2
81,561,537
6.19
44
4.60
1.21
%
%
2.126 2.250
4
341,700,000
25.92
83
4.94
0.31
%
%
2.251 & Above
3.230
1.220
93
1,318,408,885 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Undefined
7
250,887,902
19.03
89
5.30
0.00
%
%
California
16
237,998,406
18.05
98
5.68
0.08
%
%
Maryland
5
200,537,473
15.21
69
4.69
0.00
%
%
Washington
5
107,000,000
8.12
105
7.77
0.01
%
%
Texas
7
81,794,187
6.20
107
5.70
0.00
%
%
Virginia
5
73,646,743
5.59
99
5.70
1.43
%
%
Florida
6
70,594,996
5.35
62
4.99
1.80
%
%
Pennsylvania
12
61,413,808
4.66
108
5.84
0.00
%
%
Georgia
5
44,734,055
3.39
109
6.39
0.00
%
%
Michigan
2
37,683,519
2.86
109
6.27
1.34
%
%
Arizona
6
29,570,766
2.24
86
5.71
1.19
%
%
Vermont
1
28,223,164
2.14
110
6.40
0.00
%
%
North Carolina
2
17,045,744
1.29
108
5.87
0.00
%
%
Missouri
1
11,518,868
0.87
109
5.98
0.00
%
%
Tennessee
2
11,457,014
0.87
107
6.14
0.00
%
%
Illinois
2
10,653,780
0.81
107
6.00
0.00
%
%
New Jersey
1
8,904,364
0.68
108
6.26
0.00
%
%
Nevada
1
8,870,667
0.67
71
5.72
1.50
%
%
Iowa
1
8,310,799
0.63
106
5.25
0.00
%
%
Colorado
1
4,880,000
0.37
131
6.33
1.38
%
%
Connecticut
1
4,326,850
0.33
107
6.51
0.00
%
%
Ohio
1
2,262,377
0.17
108
6.15
1.24
%
%
New York
1
2,068,924
0.16
110
5.70
0.00
%
%
Oregon
1
2,022,532
0.15
108
6.11
0.00
%
%
Kentucky
1
2,001,947
0.15
108
5.96
0.00
%
%
100.00
1,318,408,885
93
%

Morgan Stanley Capital I Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 721705.1
Series 2004-HQ3
Commercial Mortgage Pass-Through Certificates
30-Nov-04
13-Jan-05
15-Nov-04
13-Dec-04
13-Dec-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
08-Dec-2004 - 16:00 (Q022-Q058) (c) 2004 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Retail
42
545,734,691
41.39
89
5.36
0.24
%
%
Office
13
363,214,716
27.55
88
5.24
0.00
%
%
Multifamily
5
140,000,000
10.62
101
7.25
0.75
%
%
Lodging
1
52,662,871
3.99
110
6.60
0.00
%
%
Mobile home park
7
51,591,494
3.91
79
5.75
1.35
%
%
Industrial
6
47,915,828
3.63
108
5.99
0.02
%
%
Other
2
43,886,176
3.33
108
6.30
1.15
%
%
Mixed use
6
39,240,303
2.98
108
5.69
0.00
%
%
Self storage
11
34,162,805
2.59
107
6.04
0.00
%
%
1,318,408,885
93
100.00%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
AmortizingBalloon
72
620,259,588
47.05
102
5.88
0.31
%
%
IO Maturity Balloon
5
312,719,732
23.72
65
4.83
0.34
%
%
IO/Amortizing/Balloon
16
385,429,564
29.23
100
6.03
0.16
%
%
1,318,408,885
93
100.00%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
62
908,452,836
68.91
100
0.13
%
%
5.95
0
to
12
30
369,956,048
28.06
75
0.37
%
%
5.00
13
to
24
1
40,000,000
3.03
92
2.64
%
%
5.64
25
to
36
0
0
0.00
0
0.00
%
%
0.00
37
to
48
0
0
0.00
0
0.00
%
%
0.00
49
to
60
0
0
0.00
0
0.00
%
%
0.00
61
to
72
0
0
0.00
0
0.00
%
%
0.00
73
to
84
0
0
0.00
0
0.00
%
%
0.00
85
to
96
0
0
0.00
0
0.00
%
%
0.00
97
to
108
0
0
0.00
0
0.00
%
%
0.00
109
to
120
0
0
0.00
0
0.00
%
%
0.00
121
or
More
93
1,318,408,885
100.00%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2004
0
0
0.00
0
0.00
0.00
%
%
2005
0
0
0.00
0
0.00
0.00
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
4
56,433,652
4.28
40
4.60
2.12
%
%
2008
2
81,019,732
6.15
49
4.93
0.00
%
%
2009
4
264,091,754
20.03
67
4.70
0.10
%
%
2010
1
2,949,318
0.22
73
5.45
0.00
%
%
2011
1
40,000,000
3.03
92
5.64
2.64
%
%
2012
54
374,982,605
28.44
106
6.40
0.08
%
%
2013
25
484,233,930
36.73
109
5.88
0.11
%
%
2014
2
14,697,893
1.11
131
6.33
1.43
%
%
2015 & Greater
100.00
1,318,408,885
93
%

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
15-Nov-04
13-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-HQ3
ABN AMRO Acct: 721705.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
08-Dec-2004 - 16:00 (Q022-Q058) (c) 2004 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
15-Nov-04
13-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-HQ3
ABN AMRO Acct: 721705.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
08-Dec-2004 - 16:00 (Q022-Q058) (c) 2004 LaSalle Bank N.A.

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
15-Nov-04
13-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-HQ3
ABN AMRO Acct: 721705.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
08-Dec-2004 - 16:00 (Q022-Q058) (c) 2004 LaSalle Bank N.A.

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
15-Nov-04
13-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-HQ3
ABN AMRO Acct: 721705.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
08-Dec-2004 - 16:00 (Q022-Q058) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
15-Nov-04
13-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-HQ3
ABN AMRO Acct: 721705.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

08-Dec-2004 - 16:00 (Q022-Q058) (c) 2004 LaSalle Bank N.A.

Morgan Stanley Capital I Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
13-Dec-04
13-Dec-04
15-Nov-04
13-Jan-05
30-Nov-04
Commercial Mortgage Pass-Through Certificates
Series 2004-HQ3
ABN AMRO Acct: 721705.1
Disclosure
Statement Date:
The information set forth in these reports may not be current in respect of the International Plaza Mortgage Loan.
Certificateholders are urged to refer to the CMSA files at etrustee.net, which shall be updated upon the Trustee's receipt of such current information.

08-Dec-2004 - 16:00 (Q022-Q058) (c) 2004 LaSalle Bank N.A.